                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              Federal Screw Works
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                              Federal Screw Works
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              FEDERAL SCREW WORKS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

     Notice is Hereby Given, that the Annual Meeting of Shareholders of FEDERAL SCREW WORKS, a Michigan corporation, will be held at the offices of the Company, 20229 Nine Mile Road, St. Clair Shores, Michigan 48080, on THURSDAY, OCTOBER 28, 2004 at 10:00 a.m. (Detroit time), for the following purposes:

     1. To elect four directors for a term of three years and until their successors shall be duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business September 1, 2004 are entitled to notice of and to vote with respect to this solicitation.
                                          By Order of the Board of Directors,

                                            FEDERAL SCREW WORKS

                                           W. T. ZurSchmiede, Jr., Secretary

                                           Principal executive office:
                                           20229 Nine Mile Road
                                           St. Clair Shores, Michigan 48080-1775
September 27, 2004

                   PLEASE FILL IN, SIGN AND MAIL PROMPTLY THE
                     ACCOMPANYING PROXY, WHETHER OR NOT YOU
                          PLAN TO ATTEND THE MEETING.

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

     This statement is furnished in connection with the solicitation of Proxies being made by the Board of Directors of Federal Screw Works (hereinafter designated the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held on THURSDAY, OCTOBER 28, 2004 and at any adjournment or adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of the Company, 20229 Nine Mile Road, St. Clair Shores, Michigan 48080-1775.

     The Company has only one class of securities, consisting at the close of business on September 1, 2004 of 1,411,595 issued and outstanding shares of common stock of the par value of $1.00 per share. Each of the 1,411,595 shares is entitled to one vote at the Shareholders' meeting. Although the common stock transfer books will not be closed, only Shareholders of record as of the close of business on September 1, 2004 are entitled to receive notice of and to vote with respect to this solicitation. The proxy statement and form of proxy were first sent or given to security holders on or about September 27, 2004.

     Shares cannot be voted at the meeting unless the Shareholder is present or represented by proxy. Execution and return of a Proxy will not in any way affect a Shareholder's right to attend the meeting and to vote in person, and a Shareholder giving a Proxy has the power to revoke it at any time before it is exercised. Properly executed Proxies in the accompanying form, received before the close of business October 27, 2004, and not previously revoked, will be voted at the meeting, or any adjournment of the meeting, as specified in the meeting.

ELECTION OF DIRECTORS

     The Company's Articles of Incorporation and Bylaws provide that the number of Directors, as determined from time to time by the Board of Directors, may be increased or decreased, but may not be less than three. The Board of Directors has fixed the number of Directors at eight. The Board of Directors is divided into three classes, two classes of two directors each and one class of four directors. At the 2004 Annual Meeting four Directors will be elected for a three-year term, and in each case until their successors are elected and qualified. The nominees are four present Directors of the Company whose terms expire at the meeting. Other Directors whose terms have not expired will continue in office in accordance with their previous elections. The favorable vote of at least two-thirds ( 2/3) of the issued and outstanding shares of common stock will be required to elect Directors. Votes cast are counted by two Inspectors of Election, one of which is a representative of EquiServe Trust Company, the Company's Stock Transfer Agent. Management has nominated for election the persons named in the following table, which sets forth certain information about each of the nominees and each Director whose term will continue after the Annual Meeting. If no specific instructions are given and a Proxy is properly given, the persons named in the enclosed form of Proxy will vote such Proxy for the election of the nominees described in the following table. Although management does not contemplate that any of the nominees will be unable to serve, in the event that any nominee is unable to serve as Director at the date of the Annual Meeting, the Proxy will be voted for any other nominee who may be designated by the present Board of Directors, or the Board of Directors may appropriately reduce the number of Directors to be elected and to comprise the Board. The names of such nominees, and of the Directors who will continue as such for their respective terms, their principal occupations and the year in which each first became a member of the Board of Directors of the Company are as follows:

                                                                      TERM           DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                        EXPIRES          SINCE
-----------------------------                                        -------         --------
Nominees standing for election to term expiring in 2007:
David W. Ayriss, Sr.
     Business Consultant. General Manager, Big Rapids
     Division, Federal Screw Works, 1994 to 2004 Retired
     June 30, 2004. Age 64..................................          2004             2004
Frank S. Galgan+
     President, Beier Howlett, P.C., Bloomfield Hills, MI;
     member of the law firm since 1992; member, Freud,
     Markus, Slavin & Galgan, P.C., general counsel to the
     Company, 1973-1992. Age 63.............................          2004             2001
F. D. Tennent+
     Business Consultant. Senior Vice President--Finance &
     Secretary of the Company, 1976 to 1986. Treasurer, 1983
     to 1986; Vice President--Finance & Secretary-Treasurer
     of the Company, 1969 to 1976. Age 78...................          2004             1978
W. T. ZurSchmiede, Jr.*
     Chairman of the Board, Chief Financial Officer &
     Secretary in October 2002; Chairman of the Board &
     Chief Executive Officer of the Company 1978 to 2002;
     Chief Financial Officer, Secretary and Treasurer, 1988
     to 2002; President and Chief Executive Officer of the
     Company, 1970 to 1978. Age 78..........................          2004             1959
Directors continuing in office for their respective terms:
Dr. Thomas W. Butler, Jr.+
     President, Thomas W. Butler & Associates, Inc.,
     business consultants. Vice President, The Genlyte
     Group, 1985 to 1987, manufacturer of lighting systems.
     Dean, School of Engineering and Computer Science,
     Oakland University, Rochester, Michigan, 1984 to 1985.
     Vice President, Engineering and Research, AMF Inc.,
     manufacturers of leisure and industrial products, 1974
     to 1984. Age 81........................................          2005             1978
Hugh G. Harness*
     Business Consultant. President of the Company, 1985
     through Jan. 1994. Executive Vice President, 1982 to
     1985; Senior Vice President--Corporate Development,
     1976 to 1982; Vice President--Corporate Development,
     1975 to 1976, all of the Company. Member of Harness,
     Dickey and Pierce law firm, patent counsel to the
     Company, 1954 to 1975. Age 73..........................          2006             1965
Robert F. ZurSchmiede*
     Executive Vice President & Chief Operating Officer in
     2002; Vice President--Traverse City Division in 1999
     and Romulus Division of the Company 1986 to 2002; Vice
     President and General Manager of the Romulus Division,
     1984 to 1986; Assistant General Manager of the Romulus
     Division, 1983 to 1984; Assistant Manufacturing
     Manager, Romulus Division, 1982 to 1983, all of the
     Company. Age 51........................................          2005             1984
Thomas ZurSchmiede*
     President & Chief Executive Officer in 2002; President
     of the Company 1994 to 2002; Vice President--Big Rapids
     Division, 1988-1994; Vice President--Corporate
     Development, 1984-1988; Director of Corporate
     Development, 1983 to 1984, all of the Company. Age
     53.....................................................          2006             1984

* Member of Executive Committee of the Company's Board of Directors.

+ Member of Audit Committee of the Company's Board of Directors.

NOMINATION OF DIRECTORS AND COMMUNICATION WITH THE BOARD OF DIRECTORS

     The Company does not have a standing nominating committee. Director nominees to the Company's Board of Directors are recommended to the full Board of Directors by a majority of independent directors. The Board of Directors, as a whole, then approves or disapproves of such director nominees. The Board of Directors believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board of Directors. The independent directors, as defined by the Nasdaq Stock Market, Inc. Marketplace Rules, who participate in the nomination of director nominees to the Company's Board of Directors are Messrs. Tennent, Butler and Galgan. The Company does not retain a third party to assist in the identification of directors.

     Messrs. Tennent, Butler and Galgan recommended the directors nominees contained in this proxy statement to the full Board of Directors. The Board of Directors, as a whole, then approved such recommendations. The identification of director nominees may occur in various ways, including through recommendation by the Company's directors, management and shareholders. In recommending director nominees, the independent directors evaluate the qualifications of identified director nominees in light of the skills, experience, perspective and background required for the effective functioning of the Company's Board of Directors.

     The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors will consider director candidates recommended by shareholders and therefore it does not believe that a formal policy is necessary. To recommend a nominee, shareholders may write to Federal Screw Works, Board of Directors, c/o Corporate Secretary, 20229 Nine Mile Road, St. Clair Shores, Michigan 48080. Any recommendation must include (i) the name and address of the candidate, (ii) a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements summarized above, and (iii) the candidate's signed consent to be named in the proxy statement and to serve as a director if elected.

     Shareholders may communicate with the Board of Directors or any individual director by sending a letter to Federal Screw Works, Board of Directors, c/o Corporate Secretary, 20229 Nine Mile Rd., St. Clair Shores, Michigan 48080. The Corporate Secretary will receive the correspondence and forward it to the presiding director or to any individual director or directors to whom the communication is directed. The Corporate Secretary is authorized to review, sort and summarize all communications received prior to their presentation to the presiding director or to whichever director(s) the communication is addressed. If such communications are not a proper matter for board attention, such as shareholder requests for materials or information, the Corporate Secretary is authorized to direct such communication to the appropriate department.

DIRECTOR'S REMUNERATION

     Directors who are also employees of the Company receive no compensation in addition to their salaries and benefits received as employees. Directors who are not employees of the Company are paid a retainer fee of $8,750 quarterly for all services as a Director. In addition, the Chairman and Vice Chairman of the Audit Committee receive $5,250 quarterly and members receive $2,000 quarterly. The Chairman and Vice Chairman of the Compensation Committee receive $1,000 quarterly, and members receive $500 quarterly. The Company has entered into an agreement with each Director under which the Company confirms to the Director the indemnification provided for Directors under the Michigan Business Corporation Act. These agreements also require the Company to secure its indemnification obligations by bank letters of credit, trusts or other arrangements.

     To attract, retain and motivate service on the Company's Board of Directors, the Company has a retirement plan for Directors who are not also employees of the Company. A Director who has served at least five years on the Board of Directors is entitled to a retirement benefit beginning as of the first day of the fiscal quarter following the date of termination of his or her directorship. The benefit will be paid quarterly for a period of time equal to the years of Board service of the Director, but not to exceed fifteen years (ten years if the recipient is not the Director or his spouse). Each payment will be in the amount of the quarterly base retainer fee being paid to the Director at the time of his or her termination as a Director or $4,500, whichever is greater. Directors who are former employees of the Company but who have at least one year of service on the Board as a non-employee of the Company will be entitled to the same benefits as if all of their Board service had been as a non-employee. The plan is funded pursuant to the terms of a so-called Rabbi trust created September 13, 1995. The trust is irrevocable, but in the event all benefits payable under the plan have been paid, all amounts remaining in the trust would be returned to the Company. In the event of the insolvency (as defined in the trust agreement) of the Company, all amounts held in trust would be subject to the claims of the Company's creditors.

COMMITTEES OF THE BOARD AND MEETING ATTENDANCE

     During the fiscal year ended June 30, 2004, the Board of Directors held eight meetings. During 2004, each Board member attended at least 75% of all Board and applicable meetings. Directors are expected to attend the Company's annual shareholder's meeting unless prevented by illness or weather. Each Board member attended last year's annual meeting.

     The Company has standing Audit, Compensation, and Finance Committees.

     The Audit Committee is composed of the following independent directors:
Messrs. Tennent (Chairman), Butler and Galgan (Vice Chairman). The Audit Committee held eight meetings during the year. The Audit Committee, in its capacity as a committee of the Board of Directors, has the sole authority for the appointment, compensation, retention, and oversight of the independent public accountants, reviews the scope of the Company's annual audit and the findings of the independent public accountants upon completion of the annual audit, reviews the independence of the public accountants and considers the range of their audit and non audit fees, pre-approves all audit and non audit services, reviews with the independent public accountants and with appropriate corporate personnel the adequacy of internal procedures, controls and monitors the Company's policies on management integrity, and is responsible for the resolution of any disagreement between management and the auditors regarding financial reporting. The functions of the Audit Committee are more fully disclosed in its charter, which was approved by the Board of Directors, the full text of which is attached as Appendix A to this Proxy Statement.

     The Finance Committee, comprising Messrs. ZurSchmiede, Jr. (Chairman), Thomas ZurSchmiede, Harness and Tennent, held two meetings during the year. The Finance Committee studies and makes recommendations to the Board concerning fundamental financial policies of the Company with particular attention to the incurrence of material corporate debt and material capital expenditures.

     The Compensation Committee, composed of independent directors, comprising Messrs. Tennent (Chairman), Butler and Galgan (Vice Chairman) held four meetings during the year. The Committee approves and recommends the compensation of all officers, including bonuses, and is responsible for the continuing study of officer compensation, so that the Company may remain competitive in that regard. The functions of the Compensation Committee are more fully disclosed in the Compensation Committee Report provided below.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors ("the Committee") is composed of Messrs. Tennent, Butler and Galgan, all three non-employee independent directors. A primary responsibility of the Committee is to monitor the Company's officer compensation policies and programs. The Committee approves and recommends to the full Board the compensation of all officers, the allocation of any cash bonus fund among officers and the criteria applicable to the accrual of the cash bonus fund. The Committee is responsible for the continuing study of officer compensation generally, so that the Company may remain competitive in that regard, and in doing so engages and consults outside compensation specialists.

OFFICER COMPENSATION POLICY

     The compensation of the officers of the Company is based on the Company's performance and each officer's contribution to the operational success of the Company as a whole, particularly in view of the very demanding conditions in the automotive industry. Based on the Company's operating results, and following an ongoing study of officer compensation in general, and the Company's officer compensation in particular, as such compensation relates to the Company's overall performance and the performance of the Company's stock, the Compensation Committee approved a five percent increase in base salary to each officer named in the Summary Compensation Table on page 7 of this proxy statement, and also in base salary of the Treasurer and Corporate Controller which increases were subsequently implemented by the Board of Directors effective February 1, 2004 and September 1, 2004, respectively. The Compensation Committee will continue its evaluation of each officer's performance under the Company's highly competitive circumstances, as well as the Company's performance, including improving production efficiencies with an emphasis on quality and parts requiring high technology. While the Compensation Committee takes into consideration the factors mentioned above, the Committee relies to a large degree upon subjective standards and evaluations, such as an officer's specific responsibilities, experience and effectiveness, to determine officer compensation.

     During fiscal 1998 the Compensation Committee and the Board of Directors made exhaustive and detailed studies, with its actuaries and consultants, of the possibility of installing a Supplemental Executive Retirement Plan (SERP) to replace cash payments made to those employees who are not able to participate fully, due to certain Internal Revenue Service regulations, in the Company's long standing Salaried Employees Pension Plan, a defined benefit program. The studies resulted in the Compensation Committee recommending to the Board of Directors, and the Board subsequently adopting, a new SERP effective as of July 1, 1998, which SERP is further discussed in this proxy statement on page 11.

     The Compensation Committee will continue to emphasize the Company's long-term performance and increases in shareholder value, will support a bonus incentive program based on the financial performance of the Company, and will offer meaningful and competitive retirement and supplemental benefits that are consistent with the Company's objective of rewarding and retaining key employees.

     The Cash Bonus Plan described in footnote (1) to the Summary Compensation Table on page 7 was adopted in 1989, amended in 2002, and is similar to a plan in place for many years prior to 1989. Bonuses awarded under the Plan are discretionary. The Plan is structured in such a way that no bonus amount is accrued in any fiscal year unless earnings exceed a base amount equal to eight percent of shareholders' equity as of the beginning of the year.

CEO COMPENSATION

     The compensation of the Chief Executive Officer is approved by the Compensation Committee and recommended to the Board of Directors (other than the CEO). The Committee reviews the performance of the CEO and makes recommendations consistent with the objectives, performance, and results mentioned above. The Committee engages and consults with outside compensation consultants, and considers overall competitive compensation arrangements of other automotive industry suppliers as well as a broad range of companies, some of which may not be comparable to the Company for Performance Graph purposes. However, because of the extremely competitive automotive markets served by the Company, the Committee, as described above relating to other officers, does not specifically link remuneration of the CEO solely to quantitative measures of performance.

     In determining the CEO's compensation, the Committee further considers the Company's performance on an operating basis, its financial position, and its financial structure, as well as shareholder value. As with the other executives, factors considered by the Committee in recommending the CEO's compensation to the full Board are generally subjective.

                                          COMPENSATION COMMITTEE

                                          F. D. Tennent, Chairman
                                          Frank S. Galgan, Vice Chairman
                                          Thomas W. Butler, Jr., Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Committee Chairman, F.D. Tennent, is a former officer of the Company, retiring in 1986. There are no "interlocks" or insider participation as defined by the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the compensation paid by the Company during the Company's last three fiscal years to (i) the Chief Executive Officer of the Company and (ii) each of the four highest compensated executive officers of the Company whose compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                              ANNUAL COMPENSATION
                                                    ---------------------------------------
                                                                             OTHER ANNUAL         ALL OTHER
      NAME AND PRINCIPAL POSITION           YEAR     SALARY     BONUS(1)    COMPENSATION(2)    COMPENSATION(3)
      ---------------------------           ----     ------     --------    ---------------    ---------------
W. T. ZurSchmiede, Jr. .................    2004    $444,167           0        $37,591            $29,446
  Chairman of the Board, Chief              2003    $422,750    $136,700        $40,081            $43,217
  Financial Officer & Secretary             2002     402,333     170,600         40,153             38,072

Thomas ZurSchmiede......................    2004     437,750           0         45,434              3,393
  President & CEO                           2003     416,750     136,700         48,416             12,495
                                            2002     396,917     170,600         48,504              3,364

Robert F. ZurSchmiede...................    2004     431,750           0         45,167              3,695
  Executive Vice President & COO            2003     400,250     136,700         48,079              3,580
                                            2002     329,667     170,600         48,165              2,866

J. M. O'Brien...........................    2004     363,500           0         47,900              2,869
  Vice President--Sales & Marketing         2003     346,083     136,700         42,755              3,263
                                            2002     329,667     170,600         45,500              3,183

Jeffrey M. Harness......................    2004     363,500           0         36,907              2,168
  Vice President--Boyne City, Chelsea       2003     346,083     136,700         33,198              2,106
  and Novex Divisions                       2002     329,667     170,600         35,338              2,032

---------------------
(1) A Cash Bonus Plan, the eligible participants of which are (1) the Chairman, Chief Financial Officer & Secretary, (2) the President and Chief Executive Officer, (3) the Executive Vice President and Chief Operating Officer, and
    (4) the Vice Presidents of the Company, was adopted in 1989 and amended in 2002 for the year ending June 30, 2003. The formula for the Plan has been in effect since 1989. The bonus fund is subject to a discretionary award by the Compensation Committee to those eligible participants recommended by the Chief Executive Officer. Any accrued bonus fund not awarded may be carried forward for award in the current or subsequent years. Under the Plan, no allocation is made to the bonus fund in any fiscal year in which pre-tax earnings fail to exceed a base amount equal to eight (8%) percent of beginning of the year shareholders' equity. In any year that pre-tax earnings exceed the base amount, an allocation is made to the bonus fund calculated as a percentage of pre-tax earnings, the percentage being equal to the sum of one percent (1%) plus .04 of one percent (1%) for each $10,000 that pre-tax earnings exceed the base amount. The maximum percentage allowable is 9 1/2%. For the fiscal year ended June 30, 2004, the base amount was $4,409,172, the percentage allowance was 1.38%, and the fund allocation was $62,000, which was not awarded, and deferred to June 30, 2005. The Plan has been continued for the fiscal year to be ended June 30, 2005, with the base amount of pre-tax earnings required for allocation being increased to $4,733,471 as a result of a $4,053,725 increase in shareholders' equity. Pre-tax earnings is defined to exclude the effect of FAS 106.

(2) The amount shown for each officer in 2004 includes special payments to assist them in obtaining life insurance in lieu of the Company undertaking such expense directly, and gross-up payments for tax liabilities on such insurance premium payments, at each officer's effective tax rate, as follows: W. T. ZurSchmiede, Jr., $22,385 (premium), $15,206 (tax liability gross-up); J. M. O'Brien, $28,567 and $19,333; Jeffrey M. Harness, $22,015 and $14,892; Thomas ZurSchmiede, $26,556 and $18,878; and Robert F. ZurSchmiede, $26,852 and $18,315.

(3) The amounts shown consist of the Company-paid portion of premiums on term life insurance.

COMPARATIVE PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the common stock of the Company for the last five fiscal years with the cumulative total return on the S&P 500 Index and a Peer Group over the same period (assuming initial investment of $100 in the Company's common stock, the S&P 500 Index and the Peer Group, and reinvestment of all dividends).

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
        ASSUMES INITIAL INVESTMENT OF $100 AND REINVESTMENT OF DIVIDENDS

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------
                                                  6/99     6/00      6/01      6/02      6/03      6/04
------------------------------------------------------------------------------------------------------------
  FEDERAL SCREW WORKS                             100      88.18     98.55    113.18    135.53    136.86
------------------------------------------------------------------------------------------------------------
  S&P 500 INDEX                                   100     107.25     91.34     74.91     75.10     89.45
------------------------------------------------------------------------------------------------------------
  PEER GROUP (1)                                  100     135.17    140.10    130.17     97.97    109.32
------------------------------------------------------------------------------------------------------------

(1) The Peer Group for the graph shown above includes Chicago Rivet & Machine Co., Penn Engineering & Manufacturing Corp., SPS Technologies (through June
    2003), SPX Corp., Park Ohio Holdings, Inc., and Hastings Mfg. Co.

    In determining the Peer Group, the Company selected primarily automotive suppliers, companies which may be considered generally comparable in size or larger, with similar labor markets, are direct or partial competitors to the Company, are primarily metal working companies, and companies with a steady record of earnings. The index is weighted based upon the beginning of period market capitalization values.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Company's common stock is the Company's only voting security. The following table sets forth information with respect to beneficial ownership of the Company's common stock by any shareholder known to the Company to be the beneficial owner of more than five percent of its common stock. Unless otherwise indicated in the footnotes below, the number of shares is as of September 1, 2004. The percentage of class is based on 1,411,595 shares of the Company's common stock outstanding on September 1, 2004. Except as otherwise indicated, each person has sole investment power with respect to all shares beneficially owned by such person.

          NAME AND ADDRESS                 AMOUNT AND NATURE       PERCENT
         OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP    OF CLASS
         -------------------            -----------------------    --------
Dimensional Fund Advisors Inc.                   74,311(1)            5.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401
FMR Corp.                                       156,250(2)           11.1%
82 Devonshire Street
Boston, Massachusetts 02109-3614
David P. Cohen                                   88,016(3)            6.2%
4 Tower Bridge, #222
200 Barr Harbor Drive
West Conshohocken, Pennsylvania 19428
Robert F. ZurSchmiede            (4)            129,471               9.2%
Hugh G. Harness                  (4)            156,380              11.1%
W.T. ZurSchmiede, Jr.            (4)            205,497              14.6%
Thomas ZurSchmiede               (4)            109,496               7.8%

---------------------
(1) Based upon information contained in Schedule 13F-HR filed on July 14, 2004. Dimensional Fund Advisors Inc. ("Dimensional") furnishes investment advise to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds") and possesses sole voting and/or investment power over securities of the Company described in the schedule that are owned by the Funds. All securities reported in the schedule are owned by the Funds, none of which, to the knowledge of Dimensional, individually owns more than five percent of the shares of the Company's common stock. Dimensional disclaims beneficial ownership of all such securities.

(2) Based upon information contained in Schedule 13F-HR filed on May 17, 2004. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. ("FMR") and an investment advisor registered under the Investment Advisors Act of 1940, is the beneficial owner of the Company's common stock as a result of acting as investment advisor to various investment companies registered under the Investment Company Act (collectively, the "Funds"), which directly owns the shares of Company common stock. Edward C. Johnson 3d, Chairman of FMR ("Johnson") and FMR, through their control of Fidelity, and the Funds each has sole power to dispose of the shares of Company common stock owned by the Funds. Neither FMR nor Johnson has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Board of Trustees.

(3) Based upon information contained in Schedule 13G/A filed on February 3, 2004. The 88,016 shares of the Company's common stock beneficially held by David P. Cohen includes 72,683 held by Athena Capital Management, Inc. ("Athena"), a registered investment advisor, and 15,333 shares held by Minerva Group, LP ("Minerva"), a partnership. Mr. Cohen is President of both Athena and Minerva. Athena does not have the sole power to vote or direct the voting of the shares owned by it. Minerva does have the sole power to vote or direct the voting of the shares owned by it.

(4) The Company's mailing address may be used for these shareholders. The nature of beneficial ownership for these shareholders is set forth in the footnotes under "Security Ownership of Management."

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the number of shares of the Company's common stock beneficially owned as of September 1, 2004 by each director, each officer named in the Summary Compensation Table, and directors and officers of the Company as a group. The percent of class is based on 1,411,595 shares of common stock outstanding on September 1, 2004.

                                                                   AMOUNT AND NATURE         PERCENT
                                                                OF BENEFICIAL OWNERSHIP      OF CLASS
                                                                -----------------------      --------
Directors and Officers who are Directors:
  David W. Ayriss, Sr.......................................               none                      0%
  Dr. Thomas W. Butler, Jr. ................................              2,343            less than 1%
  Frank S. Galgan...........................................                250            less than 1%
  Hugh G. Harness...........................................            156,380(1)                11.1%
  F. D. Tennent.............................................              1,562            less than 1%
  W. T. ZurSchmiede, Jr. ...................................            205,497(2)                14.6%
  Thomas ZurSchmiede........................................            109,496(3)                 7.8%
  Robert F. ZurSchmiede.....................................            129,471(4)                 9.2%
Officers who are not Directors:
  J. M. O'Brien.............................................             29,512                    2.1%
     Vice President--Sales and Marketing of the Company
     since 1986; Vice President--General Sales Manager, 1984
     to 1986.
  Jeffrey M. Harness........................................             46,183                    3.3%
     Vice President and General Manager--Chelsea Division
     and Brighton Division of the Company since 1994; Vice
     President and General Manager--Chelsea Division, 1992
     to 1994; General Manager--Chelsea Division, 1985 to
     1992.
  Wade C. Plaskey...........................................              1,875            less than 1%
     Treasurer & Corporate Controller in October 2002;
     Corporate Controller, 1992 to 2002; Group Controller,
     1986 to 1992, all of the Company.
All Directors and Officers of the Company as a group........            664,759                   47.1%

---------------------
(1) Includes 32,183 shares as to which Mr. Harness has sole voting and investment power. Also includes 61,915 shares owned by Mr. Harness' wife, 30,097 shares owned by his children, and 21,875 shares owned by a Trust for Descendants, the beneficial ownership of which may be attributable to Mr. Harness, and 10,310 shares owned by the W. T. ZurSchmiede, Sr. Foundation, of which Mr. and Mrs. Harness and Mr. ZurSchmiede, Jr. comprise the three Trustees. Mr. Harness disclaims beneficial ownership of all but 32,183 shares owned by him. 10,310 of the shares attributed to Mr. Harness are also attributed to Mr. ZurSchmiede, Jr., who shares the related voting and investment power. Mr. Harness is Mr. ZurSchmiede, Jr.'s brother-in-law. The elimination of duplicate holdings reduces the percent of class to 10.3%.

(2) Includes 9,498 shares as to which Mr. ZurSchmiede has sole voting and investment power. Also includes 185,689 shares owned by Mr. ZurSchmiede's daughters and their spouses, individually and as custodian for grandchildren, and 10,310 shares owned by the W. T. ZurSchmiede, Sr. Foundation, of which he is a Trustee, the beneficial ownership of all of which may be attributable to Mr. ZurSchmiede. Mr. ZurSchmiede disclaims beneficial ownership of all but 9,498 shares owned by him. 10,310 of the shares attributed to Mr. ZurSchmiede are also attributed to Mr. Harness, who shares the related voting and investment power. The elimination of duplicate holdings reduces the percent of class to 13.8%.

(3) Includes 101,996 shares as to which Mr. ZurSchmiede has sole voting and investment power. Also includes 7,500 shares held as co-trustee for a niece and nephews, which shares are also attributable to Robert F. ZurSchmiede, who shares the related voting and investment powers. Mr. ZurSchmiede disclaims beneficial ownership of all but 101,996 shares owned by him. Mr. ZurSchmiede is a son of W. T. ZurSchmiede, Jr. The elimination of duplicate holdings reduces the percentage of class to 7.2%.

(4) Includes 121,971 shares as to which Mr. ZurSchmiede has sole voting and investment power, 44,528 of which he holds as custodian for his children, the beneficial ownership of which may be attributable to Mr. ZurSchmiede. Also includes 7,500 shares held as co-trustee for a niece and nephews, which shares are also attributable to Thomas ZurSchmiede, who shares the related voting and investment powers. Mr. ZurSchmiede disclaims beneficial ownership of all but 77,443 shares owned by him. Mr. ZurSchmiede is a son of W. T. ZurSchmiede, Jr. The elimination of duplicate holdings reduces the percentage of class to 8.6%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Hugh G. Harness took early retirement as President and COO of the Company effective February 1, 1994. Mr. Harness agreed to perform consulting services for the Company for eight years with compensation for those services commencing in 1994 at $130,200, with annual reductions of $5,000 a year to $95,200 in 2001. Mr. Harness' monthly retirement supplement is $4,000, payable for 120 months, commencing at his retirement. Mr. Harness' participation in the Cash Bonus Plan was terminated.

     Following consideration and approval by the Compensation Committee, the consulting agreement was extended by the Board of Directors for a five year term from February 1, 2002, at the annual rate set in the last year of the prior agreement, which was $95,200.

RETIREMENT SUPPLEMENT

     In 1986, W. T. ZurSchmiede, Jr. entered into an agreement with the Company pursuant to which he has earned supplemental retirement and death benefits by serving continuously in the Company's employment from that time until age 65. Supplemental retirement benefits under the agreement are payable monthly after Mr. ZurSchmiede's retirement for 120 months, but the Company may terminate such payments if Mr. ZurSchmiede fails or refuses to provide advice and counsel to the Company after retirement when reasonably asked to do so. The monthly benefit of $4,166 under the original agreement has been increased to $5,416 by amendment adopted by the Company in 1998. In the event of Mr. ZurSchmiede's death, his designated beneficiary is entitled to a supplemental death benefit equal to the balance of any unpaid monthly retirement benefits. All benefits have been charged to operations in prior years.

SALARIED PENSION PLAN

     The Company maintains a Salaried Pension Plan, which covers all salaried employees. The remuneration covered by the qualified Plan is base salary only. The approximate years of credited service for the officers named in the Summary Compensation Table are: Robert F. ZurSchmiede, 26; Thomas ZurSchmiede, 23; J. M. O'Brien, 29; Jeffrey M. Harness, 24. Effective July 1, 1998, the maximum salary taken into account in calculating plan benefits is limited to $80,000. Company contributions are computed on an actuarial basis which provides for fixed benefits upon the event of retirement at a specific age or after a specified number of years of service. Contributions by the Company are, therefore, made to the Plan in the aggregate and the amount of the contribution, payment, or accrual in respect of a specified person is not and cannot readily be separately or individually calculated by the actuaries for the Plan.

     In addition, effective July 1, 1998, the Company established a Supplemental Executive Retirement Plan, (SERP) for the benefit of certain participants designated by the Compensation Committee. The SERP benefit is equal to the difference between the normal monthly benefit received under the Pension Plan and the unrestricted benefit. The unrestricted benefit is equal to the monthly pension benefit as determined under the qualified Pension Plan calculated using the average base and bonus compensation for the five highest paid plan years without regard to compensation limits.

     The following table illustrates representative retirement benefits at the maximum levels payable under the Salaried Pension Plan and the Supplemental Executive Retirement Plan for various earnings and credited service periods:

    AVERAGE
 COMPENSATION
DURING THE FIVE
 HIGHEST PAID                                          ANNUAL NORMAL RETIREMENT BENEFITS
PLAN YEARS (1)                                     FOR YEARS OF CREDITED SERVICE INDICATED(2)
---------------                                --------------------------------------------------
                                                  15            20            25            30
                                                  --            --            --            --
   $ 80,000       .......................      $ 22,800      $ 30,400      $ 38,000      $ 38,000
   $100,000       .......................      $ 28,500      $ 38,000      $ 47,500      $ 47,500
   $200,000       .......................      $ 57,000      $ 76,000      $ 95,000      $ 95,000
   $300,000       .......................      $ 85,500      $114,000      $142,500      $142,500
   $400,000       .......................      $114,000      $152,000      $190,000      $190,000
   $500,000       .......................      $142,500      $190,000      $237,500      $237,500
   $600,000       .......................      $171,000      $228,000      $285,000      $285,000
   $700,000       .......................      $199,500      $266,000      $332,500      $332,500
   $800,000       .......................      $228,000      $304,000      $380,000      $380,000

---------------------
(1) The Compensation covered by the Plans under which the benefits are summarized in the table above equals the sum of base salary and annual bonus payments, as reported in the Summary Compensation Table for the named executive officers for the last three fiscal years, and is equal to the average of such amounts during the highest paid five years of employment.

(2) Payable on a Life and 10 Year Certain basis. Life Only Option is not available under the Plan. For married participants, however, the form of benefit payment is the qualified 50% or 100% Joint and Survivor Annuity, unless another form is elected. Benefits are increased actuarially for late retirement. The benefit amounts set forth are not subject to any reduction for Social Security benefits.

401K SAVINGS PLAN

     The Company adopted, effective September 1, 1993, a 401(k) tax deferred savings plan. This plan is available to all eligible employees, including employees who are participants in the plan in accordance with their union contract. The plan is non-contributory, that is, the Company does not match any portion of the employees' contributions. The Company does, however, bear the costs of administering the plan, which have annually been approximately $19,000 per year. Employees may contribute up to 20% of their annual compensation, but not more than the maximum amount permitted under the Internal Revenue Code. Comerica Bank is the Trustee of the plan. Contributions are invested in one or more mutual funds, administered by Comerica Bank, as selected by each employee.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS, FEES PAID, AND PRE-APPROVAL POLICY

     Previous Independent Accountant.

     (i) On March 25, 2004, the Company dismissed Ernst & Young LLP ("E&Y") from its position as the Company's independent auditor.

     (ii) E&Y's report on the financial statements of the Company for the years ended June 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to change accountants was recommended by the Company's Audit Committee and unanimously approved by the Board of Directors on March 25, 2004.

     (iv) During the Company's two most recent fiscal years, and through March 25, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     (v) During the Company's two most recent fiscal years, and through March 25, 2004, E&Y did not:

          (A) advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

          (B) advise the Company that information had come to E&Y's attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (C) (1) advise the Company of the need to expand significantly the scope of its audit, or that information had come to E&Y's attention during the Company's two most recent fiscal years, and through March 25, 2004, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (2) due to E&Y's dismissal, or for any other reason, E&Y did not so expand the scope of its audit or conduct such further investigation; or

          (D) (1) advise the Company that information had come to E&Y's attention that it had concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to E&Y's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to E&Y's dismissal, or for any other reason, the issue has not been resolved to E&Y's satisfaction prior to its dismissal.

     The Company has provided E&Y with a copy of the above disclosures which the Company is making in response to Item 304(a) of Regulation S-K.

     New Independent Accountants.

     On March 25, 2004, the Company engaged Crowe Chizek and Company LLC ("Crowe Chizek") as its new independent accountants to audit its financial statements for the year ended June 30, 2004, commencing with the Company's March 31, 2004 quarterly review. Prior to engaging Crowe Chizek, the Company did not consult Crowe Chizek regarding:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Crowe Chizek concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue: or

     (ii) any matter that was a subject of a disagreement or a reportable event.

     Audit Fees.

     The following table presents the fees paid by the Company for professional services rendered by E&Y for the fiscal year ended June 30, 2003 and for E&Y and Crowe Chizek for the fiscal year ended June 30, 2004.

Fee Category                                                 2003 Fees      2004 Fees
------------                                                 ---------      ---------
Audit fees.............................................      $ 78,000       $ 69,000(1)
Audit-related fees.....................................        39,000         66,500(2)
Tax fees...............................................        15,000         17,250(3)
All other fees.........................................           -0-            -0-(4)
                                                             --------       --------
Total fees.............................................      $132,000       $152,750(5)
                                                             ========       ========

---------------------
(1) The Company paid $39,000 in audit fees to E&Y for the period of July 1, 2004 through March 25, 2004 and $30,000 in audit fees to Crowe Chizek for the period of March 25, 2004 through June 30, 2004.

(2) The Company paid $47,000 in audit-related fees to E&Y for the period of July 1, 2004 through March 25, 2004 and $19,500 in audit-related fees to Crowe Chizek for the period of March 25, 2004 through June 30, 2004.

(3) The Company paid $15,000 in tax fees to E&Y for the period of July 1, 2004 through March 25, 2004 and $2,250 in tax fees to Crowe Chizek for the period of March 25, 2004 through June 30, 2004.

(4) The Company paid $-0- in all other fees to E&Y for the period of July 1, 2004 through March 25, 2004 and $-0- in all other fees to Crowe Chizek for the period of March 25, 2004 through June 30, 2004.

(5) The Company paid $101,000 in total fees to E&Y for the period of July 1, 2004 through March 25, 2004 and $51,750 in total fees to Crowe Chizek for the period of March 25, 2004 through June 30, 2004, of which $25,875 was accrued as of June 30, 2004.

     The aggregate fees billed by each of E&Y and Crowe Chizek for audit services were for professional services rendered for the audit of the Company's annual financial statements and the reviews of the interim financial statements included in the Company's Forms 10-Q.

     Audit-Related Fees

     The aggregate fees billed by each of E&Y and Crowe Chizek for audit-related services were for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."

     Tax Fees

     The aggregate fees billed by each of E&Y and Crowe Chizek for tax-related services were for professional services for federal, state and local tax compliance, tax advice and tax planning.

     All Other Fees

     There were no fees for services other than those covered under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees" above.

     Pre-Approval Policy

     The Audit Committee pre-approves certain audit related and other non-prohibited services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service, not prescribed by law or regulation, before the independent auditor is engaged to perform it. All of the above referenced services were pre-approved by the Audit Committee.

     One or more members of the firm of Crowe Chizek are expected to be present at the Company's Annual Meeting of Shareholders, will be available to respond to appropriate questions, and will be afforded the opportunity to make a statement.

     The Audit Committee of the Board does not consider the providing of services described above by either Crowe Chizek or E&Y to be incompatible with the maintenance of independence by either firm.

                             AUDIT COMMITTEE REPORT

     In accordance with the written Charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement, the Audit Committee, composed of Messrs. Tennent, Butler and Galgan, all outside independent directors (as defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules) oversees the Company's financial reporting process and is responsible for the oversight of the auditor. Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls.

     In discharging its oversight responsibility as to the audit process, the Audit Committee reviewed the audited financial statements in the Company's 2004 Annual Report with management, including a discussion of the quality, and the acceptability, of the financial statements. The Committee also considered the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

     The Audit Committee received from the Company's independent auditors the written disclosures and letter required by the Independence Standard Board regarding independence discussions with the Committee, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditor's independence.

     The Audit Committee discussed with the auditors reporting and auditing matters as required by the Statement on Auditing Standards No. 61 "Communication with Audit Committees," including their judgement as to the quality and acceptability of the Company's financial reporting, under generally accepted auditing standards.

     The Committee meets regularly with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the aforementioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10K for filing with the Securities and Exchange Commission for the fiscal year ended June 30, 2004.

                                          F. D. Tennent, Chairman
                                          Frank S. Galgan, Vice Chairman
                                          Thomas W. Butler, Jr., Member

AUDIT COMMITTEE FINANCIAL EXPERT

     The Board of Directors has determined that F.D. Tennent, Chairman of the Audit Committee, has the qualifications necessary to be considered an Audit Committee financial expert as defined by the SEC, and also meets the standards of independence adopted by the Securities and Exchange Commission to be a member of the committee.

CODE OF ETHICS

     The Board of Directors has adopted a Code of Business Conduct and Ethics. The Code governs the conduct of all Company employees, officers and directors and is designed to promote honest and ethical conduct. The Company will provide a copy of the Code if requested from the Corporate Secretary, Federal Screw Works, 20229 Nine Mile road, St. Clair Shores, Michigan 48080.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and its officers and persons who own more than ten percent of the Company's equity securities are required to report ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission and to furnish to the Company copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, and written representations of its directors and executive officers, the Company believes that during the fiscal year ended June 30, 2004 those filing requirements were met.

CONCERNING OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     At the meeting, reports will be received from the officers of the Company relative to the operation, management and conduct of the Company during the fiscal year ended June 30, 2004, but it is not contemplated that there will be any vote in respect of any of said matters. Management is not aware of any other matters to be presented for action at the meeting. However, should any other matters requiring the vote of the Shareholders arise, the persons named in the enclosed form of Proxy will vote such Proxy according to their best judgment.

PROPOSALS FOR 2005 ANNUAL MEETING

     Shareholder proposals pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 must be received by the Company no later than May 30, 2005 in order to be included in the Company's Proxy Statement and Form of Proxy for that meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder's proposals. Shareholder proposals intended to be presented at the 2005 annual meeting which are not eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Securities Exchange Act of 1934 unless received by the Company no later than August 15, 2005. The Company expects the persons named as proxies for the 2005 Annual Meeting of Shareholders to use their discretionary voting authority with respect to any proposal considered untimely at the 2005 annual meeting.

CONCERNING EXPENSES OF PROXY SOLICITATION

     The cost of soliciting Proxies will be borne by the Company. Proxies may be solicited by mail, telegraph or telex, or by directors, officers and regular employees of the Company in person or by telephone. The Company's officers, directors and employees will not be additionally compensated but may be reimbursed for out-of-pocket expenses in connection with such solicitations. The Company has retained the services of Georgeson Shareholder Communications, Inc. to assist in the distribution of Proxy materials and to solicit Proxies from banks, brokers and nominees at a cost not to exceed $4,500 plus reasonable out-of-pocket expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding the Proxy Statement and the Annual Report to the beneficial owners of common stock of the Company.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY TO ASSURE THAT A QUORUM OF THE COMPANY'S SHARES BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN, WITHOUT DELAY, THE ENCLOSED FORM OF PROXY IN THE ENCLOSED, STAMPED ENVELOPE.

                                          By Order of the Board of Directors

                                            W. T. ZurSchmiede, Jr., Secretary

September 27, 2004

P.S. Although not a part of the Proxy soliciting material, a copy of the Company's Annual Report for the fiscal year ended June 30, 2004 is enclosed herewith.

                                                                      APPENDIX A

                              FEDERAL SCREW WORKS

           CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
               (As Amended and Restated through August 13, 2004)

I.  PURPOSE

     The primary purpose of the Audit Committee is to:

     (i) oversee the accounting and financial reporting processes of Federal Screw Works (the "Company") and the audits of the Company's financial statements;

     (ii) assist the Company's Board of Directors (the "Board of Directors") in overseeing: (A) the integrity of the Company's financial statements; (B) the Company's compliance with legal and regulatory requirements; (C) the independent auditor's qualifications and independence; (D) the performance of the Company's internal audit function and independent auditors; and (E) the effectiveness of the Company's internal controls; and

     (iii) prepare the report required by the rules of Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

     The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

II. AUTHORITY

     The Audit Committee, in its capacity as a committee of the Board of Directors, shall have the sole authority for the appointment, compensation, retention and oversight of the Company's independent auditors, to approve in advance all audit services and permissible non-audit services provided by the independent auditors. The Audit Committee shall have the authority, to the extent it deems necessary to carry out its duties, to retain independent legal, accounting or other advisors. The Audit Committee shall determine, and the Company shall provide, appropriate funding for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. In addition, the Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints relating to the Company's various accounting, internal accounting controls and auditing matters, including a process for confidential, anonymous submissions by employees of concerns relating to these practices.

III.  COMPOSITION

     The Audit Committee shall be comprised of at least three or more directors, as determined by the Board, each of whom shall be an "independent director" as determined by applicable rules of the Nasdaq and the SEC. Each member of the Audit Committee shall be able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have financial sophistication as a result of his or her past employment experience, professional certification, or other comparable experience or background. No member may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

     The members of the Audit Committee shall be appointed by the Board of Directors. Unless a Chair and Vice-Chair is appointed by the Board of Directors, the members of the Audit Committee may designate a Chair and Vice-Chair.

IV.  MEETINGS

     The Audit Committee shall meet at least four times annually, and more frequently if circumstances dictate. The Audit Committee shall meet at least quarterly with management, the independent auditors and the internal auditors in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately.

V.  DUTIES AND RESPONSIBILITIES

     To fulfill its oversight responsibilities and duties, the Audit Committee shall perform any activities, consistent with this charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate. Specifically, the Audit Committee shall:

  WITH RESPECT TO THE COMPANY'S FINANCIAL STATEMENTS AND FINANCIAL REPORTING
PROCESS:

     - Review the annual audited and quarterly financial statements and other financial information or reports submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

     - Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     - In consultation with the independent auditors and the internal auditors, review the integrity of the financial reporting process, both internal and external.

     - Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

     - Receive and discuss with management, the independent auditors and the internal auditors all reports regarding any significant changes to the Company's accounting principles, practices, policies and controls.

  WITH RESPECT TO INTERNAL AUDITORS AND INTERNAL CONTROLS:

     - Review activities, organizational structure, and qualifications of the internal auditing department.

     - Review on a continuing basis the adequacy of internal controls, including meeting periodically with management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

     - Review with the independent auditors and the internal auditors the adequacy of internal controls (including information systems and security); and related significant findings and recommendations of the independent auditors and internal auditors, together with management's responses.

     - Review summaries of reports to management prepared by the internal auditors and management's responses.

  WITH RESPECT TO THE INDEPENDENT AUDITORS:

     - Appoint, compensate, retain and oversee the Company's independent auditors. Selection of the independent auditors shall occur at least annually, considering their independence, evaluation of their services, and compensation for audit and non-audit services.

     - Approve in advance all audit and permissible non-audit services (other than de minimus non-audit services as defined under SEC rules) to be provided by the independent auditors.

     - Discuss with the independent auditors the nature and scope of their annual audit and review their opinion and recommendations.

     - Review with the independent auditors any audit problems or difficulties and management's response.

     - Ensure that the independent auditors prepare and deliver annually to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Company, consistent with Independent Standards Board Standard No. 1; actively engage in a dialogue with the independent auditors with respect to all relationships or services disclosed in the Statement that may impact the auditors' objectivity and independence; and take, or recommend that the full Board take, appropriate action to satisfy itself of the independent auditors' independence.

     - Receive and discuss any reports or communications submitted to the Audit Committee by the independent auditors required by or referred to in SAS
       61. Periodically consult with the independent auditors without the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

     - At least annually, obtain and review a report by the independent auditors describing: the accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company.

  WITH RESPECT TO PROCESS IMPROVEMENT:

     - Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     - Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

     - Review any significant disagreement among management and the independent auditors which, if not resolved to the independent auditors' satisfaction, would have caused them to issue a qualified report on the financial statements. "Disagreements" for this purpose shall be those contemplated by Item 304 of Regulation S-K (or any successor rule).

     - Review with the independent auditors, the internal auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     - Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company or the Audit Committee regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

  WITH RESPECT TO GENERAL RESPONSIBILITIES:

     - Review and approve any related-party transactions required to be disclosed in the Company's annual proxy statement pursuant to Item 404 of Regulation S-K.

     - Maintain minutes of all Audit Committee meetings and submit such minutes to the Board of Directors.

     - Prepare, or assist in the preparation of, the report of the Audit Committee required by the SEC for inclusion in the proxy statement.

     - Oversee compliance with the requirements of the SEC for disclosure of auditors' services and audit committee members, member qualifications and activities.

     - As appropriate, in the course of fulfilling the duties hereunder, obtain advice and assistance from outside legal, accounting or other advisors.

     - Determine appropriate compensation for (i) any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services for the Company, and (ii) any independent counsel or advisors employed by the Audit Committee.

     - Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

     - Set clear hiring policies for employees or former employees of the independent auditors.

     - Report regularly to the Board of Directors and recommend to the Board of Directors any changes in the authority, responsibility or duties of the Audit Committee.

     The Company shall provide appropriate funding for payment of (i) compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services for the Company, (ii) any independent counsel or advisors employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

  VI. ANNUAL REVIEW

     The Audit Committee shall conduct, on an annual basis, (i) a review and assessment of the adequacy of this charter, and (ii) an evaluation of its performance in carrying out the duties and responsibilities hereunder.

                                                                     FSWCM-PS-04

                                  DETACH HERE


                              FEDERAL SCREW WORKS

The undersigned hereby constitutes and appoints Hugh G. Harness and Robert ZurSchmiede or either of them, attorneys and proxies with full power of substitution to vote at the Annual Meeting of Shareholders of Federal Screw Works, to be held on Thursday, October 28, 2004, or at any adjournments thereof.

The shares represented by this proxy will be voted as directed. Unless authority is withheld, this proxy will be voted to elect as directors the nominees shown.

Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement dated September 27, 2004 and the Annual Report of Federal Screw Works to its shareholders for the year ended June 30, 2004. The undersigned ratifies that all the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL SCREW WORKS
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694
























            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL




     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.


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


     FEDERAL SCREW WORKS

1.   Election of Directors.                                                 2.   To act in their discretion upon the transaction
                                                                                 of such other business as may properly come before
                                                                                 the meeting.
     NOMINEES:   (01) David W. Ayriss, Sr., (02) Frank S. Galgan,
                 (03) F.D. Tennent, (04) W.T. ZurSchmiede, Jr.


                       FOR                   WITHHELD
                       ALL     [  ]    [  ]  FROM ALL
                     NOMINEES                NOMINEES



            [  ]
                ------------------------------------------
                For all nominee(s) except as written above


                                                                            Mark box at right if an address change has been   [  ]
                                                                            noted on the reverse side of this card.



                                                                            PLEASE BE SURE TO SIGN AND DATE THIS PROXY.






Signature:                         Date:                            Signature:                        Date:

          ------------------------        ------------------------           ------------------------      ------------------------

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